Exhibit 10.1
ELEVENTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE
     This Eleventh Amendment to Consolidated Amended and Restated Master Lease (this “Amendment”) is executed and delivered as of April 18, 2011 by and between STERLING ACQUISITION CORP., a Kentucky corporation (“Lessor”), the address of which is 200 International Circle, Suite 3500, Hunt Valley, MD 21030, and DIVERSICARE LEASING CORP., a Tennessee corporation, the address of which is 1621 Galleria Boulevard, Brentwood, TN 37027.
RECITALS:
     A. Lessee has executed and delivered to Lessor a Consolidated Amended and Restated Master Lease dated as of November 8, 2000, but effective as of October 1, 2000 (the “Master Lease”), as amended by a First Amendment to Consolidated Amended and Restated Master Lease dated as of September 30, 2001, a Second Amendment to Consolidated Amended and Restated Master Lease dated as of June 15, 2005 (the “Second Amendment”), a Third Amendment to Consolidated Amended and Restated Master Lease dated as of October 20, 2006 (the “Third Amendment”), a Fourth Amendment to Consolidated Amended and Restated Master Lease dated as of April 1, 2007, a Fifth Amendment to Consolidated Amended and Restated Master Lease dated as of August 10, 2007, a Sixth Amendment to Consolidated Amended and Restated Master Lease dated as of March 14, 2008, a Seventh Amendment to Consolidated Amended and Restated Master Lease dated as of October 24, 2008, an Eighth Amendment to Consolidated Amended and Restated Master Lease dated as of March 31, 2009, a Ninth Amendment to Consolidated Amended and Restated Master Lease dated as of May 5, 2009 (the “Ninth Amendment”), and a Tenth Amendment to Consolidated Amended and Restated Master Lease dated as of September 8, 2009 (collectively, the “Existing Master Lease”) pursuant to which Lessee leases from Lessor certain healthcare facilities.
     B. Lessee has requested that Lessor to make available to Lessee additional capital improvements funds in the amount of Five Million Dollars ($5,000,000), and Lessor desires to do so on the terms and conditions of this Amendment.
     NOW THEREFORE, the parties agree as follows:
     1. Definitions. Any capitalized term used but not defined in this Amendment will have the meaning assigned to such term in the Master Lease. From and after the date of this Amendment, each reference in the Existing Master Lease or the other Transaction Documents to the “Lease” or “Master Lease” means, as applicable, the Existing Master Lease as modified by this Amendment.
     2. Tenant Improvement Allowance. Pursuant to the Second Amendment, Lessor made available to Lessee an Improvement Allowance of Five Million Dollars ($5,000,000). Pursuant to the Third Amendment, Lessor made an additional Improvement Allowance of Five Million Dollars ($5,000,000) available to Lessee. Pursuant to the Ninth Amendment, Lessor made an additional Improvement Allowance of Five Million Dollars ($5,000,000) available to Lessee. Lessor hereby makes available to Lessee an additional improvement allowance equal to

Five Million Dollars ($5,000,000) to be used for certain capital improvements to the Facilities. Such additional improvement allowance shall be used only for completion of capital improvements to the Facilities listed on Exhibit A to this Amendment, which shall be approved and constructed in accordance with the terms and provisions of Paragraph 2 of the Second Amendment. The term “Capital Improvements” as and where used in Paragraph 2 of the Second Amendment shall be deemed to include such capital improvements. The additional improvement allowance shall be requested and disbursed in accordance with the provisions of Paragraph 3 of the Second Amendment. The term “Improvement Allowance”, as and where used in Paragraph 3 of the Second Amendment, shall be deemed to include and refer to the additional improvement allowance provided for in this paragraph, except that such additional improvement allowance shall be available for Capital Improvements completed on or before February 28, 2012 and the final request for disbursement shall be no later than May 31, 2012. The annual Base Rent payable under the Existing Master Lease shall be increased by the Improvement Allowance Adjustment Amount for each disbursement of such additional improvement allowance as provided in Paragraph 4 of the Second Amendment. In the event Lessor fails to pay Lessee any installment request for the additional improvement allowance as provided in Paragraph 3 of the Second Amendment, Lessee shall have the rights and remedies provided in Paragraph 4 of the Second Amendment and the provisions of Paragraph 4 of the Second Amendment shall apply to Lessee’s exercise of such rights and remedies.
     3. Notices. The addresses of the Lessor and the Lessee for purposes of giving any notice, request or other communication currently set forth in Section 31.1 of the Existing Master Lease are hereby amended and restated as follows:

To Lessee:	Diversicare Leasing Corp. c/o Advocat Inc. 1621 Galleria Boulevard Brentwood, TN 37027 Attention: Chief Financial Officer Telephone No.: (615) 771-7575 Facsimile No.: (615) 771-7409

To Lessor:	Sterling Acquisition Corp. c/o Omega Healthcare Investors, Inc. 200 International Circle, Suite 3500 Hunt Valley, MD 21030 Telephone No.: (410) 427-1700 Facsimile No.: (410) 427-8800

And with copy to (which shall not constitute notice):	Doran Derwent, PLLC 5960 Tahoe Dr., S.E., Suite 101 Grand Rapids, Michigan 49546 Attn: Mark E. Derwent Telephone No.: (616) 451-8690 Facsimile No.: (616) 451-8697

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     4. Representations and Warranties of Lessee. Lessee hereby represents and warrants to Lessor that (i) it has the right and power and is duly authorized to enter into this Amendment; and (ii) the execution of this Amendment does not and will not constitute a breach of any provision contained in any agreement or instrument to which Lessee is or may become a party or by which Lessee is or may be bound or affected.
     5. Expenses of Lender. Lessee shall pay all reasonable expenses of Lessor incurred in connection with this Amendment, including reasonable attorneys fees and expenses.
     6. Execution and Counterparts. This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but when taken together shall constitute one and the same Amendment.
     7. Headings. Section headings used in this Amendment are for reference only and shall not affect the construction of the Amendment.
     8. Enforceability. Except as expressly and specifically set forth herein, the Existing Master Lease remains unmodified and in full force and effect. In the event of any discrepancy between the Existing Master Lease and this Amendment, the terms and conditions of this Amendment will control and the Existing Master Lease is deemed amended to conform hereto.
[SIGNATURE PAGES AND ACKNOWLEDGEMENTS FOLLOW]

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Signature Page to
ELEVENTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

LESSOR: STERLING ACQUISITION CORP., a Kentucky corporation
By:	/s/ Daniel J. Booth
	Name:	Daniel J. Booth
	Title:	Chief Operating Officer

STATE OF MARYLAND	)

COUNTY OF BALTIMORE	)
This instrument was acknowledged before me on the 15th day of April, 2011, by Daniel J. Booth, the COO of STERLING ACQUISITION CORP., a Kentucky corporation, on behalf of said company.

/s/ Chin-Tsu Tai
Notary Public, Baltimore County, MD
My commission expires: September 9, 2012

Signature Page 1 of 2

Signature Page to
ELEVENTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

LESSEE: DIVERSICARE LEASING CORP., a Tennessee corporation
By:	/s/ Glynn Riddle
	Name:	Glynn Riddle
	Title:	EVP and CFO

STATE OF TENNESSEE	)

COUNTY OF WILLIAMSON	)
This instrument was acknowledged before me on the 18th day of April, 2011, by Glynn Riddle, the EVP & CFO of DIVERSICARE LEASING CORP., a Tennessee corporation, on behalf of said company

/s/ Jacqueline S. Reed
Notary Public, Tenn. County, Williamson
My commission expires: 1/12/2014

Signature Page 2 of 2

Acknowledgement to
ELEVENTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE
     The undersigned hereby consent to the transactions contemplated by this Eleventh Amendment to Consolidated Amended and Restated Master Lease (this “Amendment”), ratify and affirm their respective Guaranties, Pledge Agreements, Security Agreements, Subordination Agreements and other Transaction Documents, and acknowledge and agree that the performance of the Master Lease and obligations described therein are secured by their Guaranties, Pledge Agreements, Security Agreement, Subordination Agreement and other Transaction Documents on the same terms and conditions in effect prior to this Amendment.

ADVOCAT, INC. a Delaware corporation
By:	/s/ Glynn Riddle
	Name:	Glynn Riddle
	Title:	EVP & CFO

STATE OF TENNESSEE	)

COUNTY OF WILLIAMSON	)
The foregoing instrument was acknowledged before me this 18th day of April, 2011, by Glynn Riddle, who is EVP & CFO of ADVOCAT, INC. a Delaware corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

/s/ Jacqueline S. Reed
Notary Public, Tenn. County, Williamson
My commission expires: 1/12/2014

Acknowledgement Page 1 of 5

Acknowledgment to
ELEVENTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation
By:	/s/ Glynn Riddle
	Name:	Glynn Riddle
	Title:	EVP & CFO

STATE OF TENNESSEE	)

COUNTY OF WILLIAMSON	)
The foregoing instrument was acknowledged before me this 18th day of April, 2011, by Glynn Riddle, who is EVP & CFO of DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

/s/ Jacqueline S. Reed
Notary Public, Tenn. County, Williamson
My commission expires: 1/12/2014

Acknowledgement Page 2 of 5

Acknowledgment to
ELEVENTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

ADVOCAT FINANCE INC., a Delaware corporation
By:	/s/ Glynn Riddle
	Name:	Glynn Riddle
	Title:	EVP & CFO

STATE OF TENNESSEE	)

COUNTY OF WILLIAMSON	)
The foregoing instrument was acknowledged before me this 18th day of April, 2011, by Glynn Riddle, who is EVP & CFO of ADVOCAT FINANCE INC., a Delaware corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

/s/ Jacqueline S. Reed
Notary Public, Tenn. County, Williamson
My commission expires: 1/12/2014

Acknowledgement Page 3 of 5

Acknowledgment to
ELEVENTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

STERLING HEALTH CARE MANAGEMENT, INC., a Kentucky corporation
By:	/s/ Glynn Riddle
	Name:	Glynn Riddle
	Title:	EVP & CFO

STATE OF TENNESSEE	)

COUNTY OF WILLIAMSON	)
The foregoing instrument was acknowledged before me this 18th day of April, 2011, by Glynn Riddle, who is EVP & CFO of STERLING HEALTH CARE MANAGEMENT, INC., a Kentucky corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

/s/ Jacqueline S. Reed
Notary Public, Tenn. County, Williamson
My commission expires: 1/12/2014

Acknowledgement Page 4 of 5

Acknowledgment to
ELEVENTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE

DIVERSICARE TEXAS I, LLC
By:	/s/ Glynn Riddle
	Name:	Glynn Riddle
	Title:	EVP & CFO

DIVERSICARE BALLINGER, LLC DIVERSICARE DOCTORS, LLC DIVERSICARE ESTATES, LLC DIVERSICARE HUMBLE, LLC DIVERSICARE KATY, LLC DIVERSICARE NORMANDY TERRACE, LLC DIVERSICARE TREEMONT, LLC
BY:	DIVERSICARE TEXAS I, LLC,
its sole member

By:	/s/ Glynn Riddle
	Name:	Glynn Riddle
	Title:	EVP & CFO

STATE OF TENNESSEE	)

COUNTY OF WILLIAMSON	)
The foregoing instrument was acknowledged before me this 18th day of April, 2011, by Glynn Riddle, who is EVP & CFO of DIVERSICARE TEXAS I, LLC, on behalf of itself and as the sole member of each of DIVERSICARE BALLINGER, LLC, DIVERSICARE DOCTORS, LLC, DIVERSICARE ESTATES, LLC, DIVERSICARE HUMBLE, LLC, DIVERSICARE KATY, LLC, DIVERSICARE NORMANDY TERRACE, LLC, and DIVERSICARE TREEMONT, LLC, each a Delaware limited liability company, on behalf of the limited liability companies, who acknowledged the same to be his or her free act and deed and the free act and deed of the limited liability companies.

/s/ Jacqueline S. Reed
Notary Public, Tenn. County, Williamson
My commission expires: 1/12/2014

Acknowledgement Page 5 of 5

Exhibit A to
ELEVENTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE
1. Best Care Nursing and Rehabilitation Center Therapy Addition Omega Project Summary
April 5, 2011
Project Address:
Best Care Nursing and Rehabilitation Center
Dogwood Ridge
Wheelersburg, Ohio 45694
Preliminary Project Scope:
Take the existing 739 square feet of current therapy space and incorporate into a 1,765 square foot addition to give the facility a new 2504 therapy department. Also adding a 338 square foot canopy for new exterior entrance from parking lot, plus stuccoing walls seen when using this entrance.
Facility Data:
Facility built: 1974
Facility current square footage: 41,330
Square including therapy addition: 43,095
Currently licensed for 139 beds which will not change
Estimated Project Cost:
Construction: $381,457.00
6% Contingency: $22,887.00
Total Estimated Project Cost: $404,344.00
Exhibit A — Page 1 of 4

Exhibit A to
ELEVENTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE
2. Carter Nursing & Rehabilitation Center Omega Project Summary
April 5, 2011
Project Address:
Carter Nursing and Rehabilitation Center
250 McDavid Road
Grayson, Kentucky 41143
Preliminary Project scope:
1.	Replace existing roof with architectural style shingles.

2.	Build new front entrance to include covered drive, lobby, offices and guest bathrooms.

3.	Redesign and update interior to better meet the resident needs such therapy, dining, dayroom and etc. (See blueprints for total project scope)
Facility Data:
Licensed beds: 120 (No change)
Room type breakdown:
•	52 — semi private

•	4 — four bed wards
Built in: 1985
Facility Current Square Footage: 31’862
Facility Square Footage after Renovation: 34,330
August Average Daily Census: 107
Estimated Project Cost:
Construction: $1,161,771.00
Common area furniture and design cost: $180,000.00
Direct Supply quote: $212,113.00
(Resident room FF&E)
New facility sign: $8,000
6% contingency funds figure on all cost listed above: $93,713
Total Estimated Project Cost: $1,655,597.00
Exhibit A — Page 2 of 4

Exhibit A to
ELEVENTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE
4. Oakmont Healthcare and Rehabilitation Center of Humble Omega Project Summary
Project Address:
Oakmont Healthcare and Rehabilitation Center of Humble
8450 Will Clayton Parkway
Humble, Texas 77338
Preliminary Scope of Work:
Rebuild portico, then paint the pink brick exterior to enhance the curb appearance and insure that the portico does not look like an addition. Add employee parking at the rear of the facility. Renovate main lobby to create a more appealing look. Relocate and enlarge the therapy department. Replace the flooring throughout. Replace acoustical ceilings including grid in corridors and common area’s. Re-skin the existing handrail to eliminate the aqua color. Eliminate the accordion doors located in main dining room. Update all the common areas. Partial FF&E replacement and install artwork through out facility. Relocate activity department. Remodel existing main showers to include two new whirlpools. Replace both nurses’ stations.
Facility Data:
Licensed Beds: 134
Room type breakdown after renovation:
•	56 — semi private

•	13 — private

•	Available Bed total after renovation: 125 ( Note: We could convert private rooms back to semi private and get back to 134 beds if needed)
Built in: 1985
Facility Square Footage: 47,618
Dec-2010 Average Daily Census: 124
Estimated Project Cost: Construction: $1,181,965.00
Common area furniture and design cost: $222,000.00
Extra parking lot in rear of facility: $85,000.00
Resident room furniture: $65,000.00
6% contingency funds figure on all cost listed above: $93,238.00
Total Estimated Project Cost: $1,647,203.00
Exhibit A — Page 3 of 4

Exhibit A to
ELEVENTH AMENDMENT TO CONSOLIDATED
AMENDED AND RESTATED MASTER LEASE
4. Pocahontas Healthcare and Rehabilitation Center Omega Project Summary
Project Address:
Pocahontas Healthcare and Rehabilitation Center
105 Country Club Road
Pocahontas, Arkansas 72455
Preliminary Scope of Work:
Renovate the entire facility to include replacement of handrails, suspended ceiling and lights in all common areas, replace all common area and resident FF&E, artwork, signage, replace parking lot, redesign main entrance, replace all toilets and sinks in resident and public bathrooms, new windows and develop top line therapy gym.
Facility Data:
Licensed Beds: 97
Room type breakdown:
•	48 — semi private

•	1 — private

•	Available Bed total after renovation: 97
Built in: 1984
Facility Square Footage: 25,922
Dec-2010 Average Daily Census: 67
Estimated Project Cost:
Construction: $815,000.00
Common area furniture and design cost: $165,000.00
Resident room furniture: $178,733.00
6% contingency funds figure on all cost listed above: $69,524.00
Total Estimated Project Cost: $1,228.257.00
Exhibit A — Page 4 of 4